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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 23, 2000 included in the REX Stores Corporation Form 10-K for the year ended
January 31, 2000.

                                                         /s/ Arthur Andersen LLP

Cincinnati, Ohio
April 19, 2000